
Nevada County

PLUMAS BANCORP

INVESTOR PRESENTATION

UPDATED THROUGH MARCH 31, 2025

PLUMAS BANCORP

Forward Looking Statements Disclaimer



Plumas County

The statements contained herein that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There can be no assurance that future developments affecting us will be the same as those anticipated by management. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the conditions of the United States economy in general and the strength of the local economies in which we conduct operations; the impact of any future federal government shutdown and uncertainty regarding the federal government's debt limit or changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; the impacts of inflation, interest rate, market and monetary fluctuations on the Company's business condition and financial operating results; the impact of changes in financial services industry policies, laws and regulations; regulatory restrictions affecting our ability to successfully market and price our products to consumers; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learning; extreme weather, natural disasters and other catastrophic events that may or may not be caused by climate change and their effects on the Company's customers and the economic and business environments in which the Company operates; the impact of a slowing U.S. economy, decreases in housing and commercial real estate prices, and potentially increased unemployment on the performance of our loan portfolio, the market value of our investment securities and possible other-than temporary impairment of securities held by us due to changes in credit quality or rates; the availability of, and cost of, sources of funding and the demand for our products; adverse developments with respect to U.S. or global economic conditions and other uncertainties, including the impact of supply chain disruptions, commodities prices, inflationary pressures and labor shortages on the economic recovery and our business; the impacts of international hostilities, wars, terrorism or geopolitical events; adverse developments in the financial services industry generally such as the recent bank failures and any related impact on depositor behavior or investor sentiment; risks related to the sufficiency of liquidity; the costs or effects of mergers, acquisitions or dispositions we may make, as well as whether we are able to obtain any required governmental approvals in connection with any such activities, or identify and complete favorable transactions in the future, and/or realize the anticipated financial and business benefits; the negative impact on our reputation and profitability in the event customers experience economic harm or in the event that regulatory violations are identified; the ability to execute our business plan in new markets; the future operating or financial performance of the Company, including our outlook for future growth and changes in the level and direction of our nonperforming assets and charge-offs; the appropriateness of the allowance for credit losses, including the assumptions made under our current expected credit losses model; the effectiveness of the Company's asset management activities managing the mix of earning assets and in improving, resolving or liquidating lower-quality assets; the effect of changes in the financial performance and/or condition of our borrowers; changes in accounting standards and practices; changes in consumer spending, borrowing and savings habits; our ability to attract and maintain deposits and other sources of liquidity; the effects of changes in the level or cost of checking or savings account deposits on our funding costs and net interest margin; increasing noninterest expense and its impact on our financial performance; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional competitors including retail businesses and technology companies; the challenges of attracting, integrating and retaining key employees; the vulnerability of the Company's operational or security systems or infrastructure, the systems of third-party vendors or other service providers with whom the Company contracts, and the Company's customers to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and data/security breaches and the cost to defend against and respond to such incidents; increased data security risks due to work from home arrangements and email vulnerability; failure to safeguard personal information, and any resulting litigation; the transition from the LIBOR to new interest rate benchmarks; the emergence or continuation of widespread health emergencies or pandemics; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and our ability to manage the risks involved in the foregoing. There can be no assurance that future developments affecting us will be the same as those anticipated by management. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the Securities and Exchange Commission (the "SEC") and all subsequent filings with the SEC under Sections 13(a), 13(c), 14, and 15(d) of the Securities Act of 1934, as amended. Such filings are also available in the "Investor Relations" section of our website, https://www.ir.plumasbank.com and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Index



Modoc County



Carson City

Overview

NASDAQ Symbol: PLBC

Total Assets: $1.6 billion

Headquartered: Reno, NV

Bank Branches: 15

Year Established: 1980



Tulelake
Fort Bidwell
Crescent City
Montague
Weed
Mt Shasta
Alturas
Davis Creek
Cedarville
Likely
Eagleville
Bieber
McArthur
Burney
Redding
Anderson
Shingletown
Cottonwood
Red Bluff
Chester
Susanville
Janesville
Herlong
Los Molinos
Corning
Orland
Chico
Paradise
Willows
Oroville
Yuba City
Grass Valley
Truckee
Tahoe City
Carson City
Reno
Fernley
Silver Springs
Yerington
Gerlach
Empire
Sacramento
Roseville
Folsom
Fort Bragg
Mendocino
Albion
Ukiah
Lakeport
Clearlake
Laytonville
Leggett
Garberville
Eureka
Arcata
Fortuna
Trinidad
Klamath

PLUMAS BANCORP

PLUMAS BANCORP

Plumas Bank Leadership



Indian Valley

Andrew Ryback



President & CEO
Years at Plumas Bank – 23

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 18

BJ North



EVP Chief Banking Officer
Years at Plumas Bank - 16

Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 11

Jeff Moore



EVP Chief Credit Officer
Years at Plumas Bank - 7

PLUMAS BANCORP

Business Model

- Branch network of 15 full-service branches and 2 lending offices.
- Retail and commercial banking with emphasis on personalized relationships alongside online, mobile, and remote services.
- Enhanced lending platform for increased efficiency and rapid decisioning.
- Lending services include:
  - Business - term real estate, commercial, industrial term
  - Agricultural
  - Government-guaranteed
  - Retail - consumer, home equity



OREGON
KLAMATH FALLS
CALIFORNIA
ALTURAS
FALL RIVER MILLS
REDDING
SUSANVILLE
CHESTER
GREENVILLE
QUINCY
CHICO
PORTOLA
RENO
TRUCKEE
TAHOE CITY
KINGS BEACH
CARSON CITY
YUBA CITY
AUBURN
NEVADA
ELKO
5
80


Middle Fork

The Big Picture



Frazier Creek

- Decrease of 4% in 2024 related to 2023 gain of $1.7 million on termination of interest rate swaps
- Net Interest Income increased by $3.9 million
- 2024 Net Interest Margin of 4.79% driven by elevated rates, investment restructuring related to sale leaseback, and low cost of funds

PLUMAS BANCORP



Net Income & Net Interest Margin
Thousands
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$14,475
$21,009
$26,444
$29,776
$28,619
4.02%
3.63%
3.82%
4.71%
4.79%
2020
2021
2022
2023
2024



Washoe County

- Non-Interest Income streams comprised primarily of:
  - Interchange revenue
  - Service charges on deposit accounts
  - Loan servicing fees
- Gain on sale of SBA loans declined due to reduced variable rate loan production in high-rate environment.
- SBA production in 2023 & 2024 consisted mostly of fixed rate loans which were portfolioed.

PLUMAS BANCORP


Non-Interest Income
in thousands
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$2,568
$2,323
$1,344
$841
$1,387
$3,279
$2,349
$1,008
$852
$1,228
$3,401
$2,464
$2,696
$893
$1,596
$3,419
$2,789
$234
$900
$1,707 *
$1,673
$3,130
$2,988
$37
$756
$1,869
2020
2021
2022
2023
2024
Interchange Revenue
Srvc Chrgs on Dpst Accnts
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Int Rate Swap Term*
Other Income
*One-time gain in 1Q23 on interest rate swap termination.



Plumas County

Deposits and Loans

Deposit Trends and Current Composition

All core, no brokered deposits



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Millions
$974
$1,439
$1,458
$1,334
$1,371
$1,373
Dec. 31, 2020
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023
Dec. 31, 2024
Mar. 31, 2025

Average interest-bearing deposit rate was 1.11% for the three months ended March 31, 2025.



Time 6%
Money Market 21%
Non-Interest Bearing 49%
Savings 24%

Balances as of Mar. 31, 2025

Deposit Detail


Consumer vs Business Accounts
Balances as of Mar. 31, 2025
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
70%
30%
37%
63%
38%
62%
46%
54%
Savings
Money Market
DDA
Total
Business
Consumer


Rate by Product
Rates for three months ended Mar. 31, 2025
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.26%
1.66%
2.50%
1.11%
Savings
Money Market
Time
Total

Liquidity

- No deposit concentrations. Average deposit balance was approximately $35 thousand at 03/31/25.
- Largest unsecured deposit accounts are collateralized with investments.
- Cash, unpledged AFS investments, and borrowing lines totaling approximately $583 million are more than sufficient to cover uninsured, uncollateralized deposits.



Deposits
in millions
Uninsured but Collateralized, $190
Uninsured, $320
Insured, $863

Balances as of Mar. 31, 2025

Borrowings

Outstanding correspondent bank borrowings:

- $15 million
- Fixed rate of 3.85% for the first five years, then floating rate linked to WSJ Prime for the remaining eight-year term
- Prepayable with no penalties
- Due January 25, 2035

Available borrowings:

- $251 million from FHLB
- $115 million from FRB Discount Window
- $70 million from correspondent banks



Mt. Shasta

Balances as of Mar. 31, 2025

PLUMAS BANCORP

Loan Trends and Current Composition

- Portfolio average yield was 6.17% for the three months ended March 31, 2025



$1,200
$1,000
$800
$600
$400
$200
$0
Millions
$709
$839
$912
$959
$1,015
$1,011
Dec. 31, 2020
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023
Dec. 31, 2024
Mar. 31, 2025

* Closed indirect auto department in 4Q23. Balances expected to unwind over ~5 years.



RE/Residential 1%
Home Equity Lines 4%
5%
Indirect Auto* 6%
Commercial 8%
CRE/Multi Family 9%
Agricultural 11%
CRE/Investor 27%
CRE/Owner 29%

Balances as of Mar. 31, 2025

Diversification of Commercial Real Estate Loans by Property Type

PLUMAS BANCORP


$120,000,000.00
$100,000,000.00
$80,000,000.00
$60,000,000.00
$40,000,000.00
$20,000,000.00
$-
Multi Family*
Mixed Commercial Real Estate
Retail
Hospitality
Gas Stations
Investor Owned Office
Other Special Purpose
Industrial
Mini Storage Facilities
Residential
Mixed Commercial & Residential
Senior Care Facility
Medical Buildings
Owner Occupied Office
Restaurants
Other
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Mar. 31, 2025

*MFR includes no rent control

PLUMAS BANCORP

Geographic Distribution of Commercial Real Estate Loans

CALIFORNIA AND NEVADA ECONOMIC REGIONS



CRE DISTRIBUTION BY REGION*

27% - NV - Western (pale green)

20% - CA - Greater Sacramento (yellow)

15% - CA - Northern Sacramento Valley (light green)

12% - CA - Northern (dark green)

10% - CA - San Joaquin Valley (chartreuse green)

5% - CA - Central Coast (orange)

3% - CA - Bay Area (pink)

3% - CA - Southern (blue)

2% - CA - Central Sierra (tan) & Southern Border (magenta)

2% - OR

<1% - Other – NV (lavender, orange & pink), AZ, CO, WA

* Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Mar. 31, 2025

PLUMAS BANCORP

Government Guaranteed Loans

- The government guaranteed balance of loans in our loan portfolio represented approximately 7% of total loans as of 03/31/25.
- As rates rose beginning in 2022, variable rate SBA loan production declined. Plumas Bank began offering fixed rate SBA loans, the balances of which we retain rather than reselling the guaranteed portions in the secondary market.



$80
$70
$60
$50
$40
$30
$20
$10
$0
Millions
12/31/2023
$35
12/31/2024
$69
03/31/2025
$73
Government Guaranteed Lending Balances

Balances in millions

Agricultural Loans

- Agricultural lending balances represented 11% of total loans as of 03/31/25.
- Ag lending portfolio comprised of:
  - Cattle
  - Hay
  - Orchard Crops (Fruits and Nuts)
  - Rice
- Walnut pricing fell in 2022, resulting in about $10 million in substandard loans, 100% of which remains on accrual. The $10 million represents about 46% of classified assets.



Ag Lending Balances
Ag Equipment
5%
Ag Operating
21%
Ag Real Estate
74%

Balances as of Mar. 31, 2025

Classified Assets

OVO: $10 thousand

OREO: $91 thousand

- SFR on 50 acres

Non-Accrual: $3.7 million

- 22% HELOC
- 21% Indirect auto
- 19% SBA 7(a) loans, unguaranteed portions
- 16% Ag & Ag Real Estate
- 9% Owner-occupied CRE
- 6% Investor-owned CRE
- 3% Commercial
- 2% Real estate
- 2% Consumer

Substandard Accrual: $18.6 million

- 75% Ag & Ag Real Estate
- 16% Investor-owned CRE
- 3% SBA 7(a) loans, unguaranteed portions
- 3% Owner-occupied CRE
- 1% Commercial
- 1% Other


OVO 0%
OREO 1%
Non-Accrual 16%
Substandard Accrual 83%

Balances as of Mar. 31, 2025


Modoc County

Financial Recap

PLUMAS BANCORP

First Quarter 2025 Financial Highlights



Modoc County

Dollars in thousands (Except per share)	3/31/2025	3/31/2024	Change	% Change
Net Income	$ 7,180	$ 6,254	$ 926	14.8%
Income Before Tax	$ 10,036	$ 8,379	$ 1,657	19.8%
Net Interest Income	$ 18,539	$ 17,457	$ 1,082	6.2%
Net Interest Margin	4.95%	4.62%	0.33%	7.1%
ROAA	1.79%	1.55%	0.24%	15.5%
ROAE	16.0%	16.4%	(0.4%)	(2.4%)
Diluted EPS	$ 1.20	$ 1.05	$ 0.15	14.3%

PLUMAS BANCORP

2024 Financial Highlights


Modoc County

Dollars in thousands (Except per share)	12/31/2024	12/31/2023	Change	% Change
Assets	$ 1,623,326	$ 1,610,416	$ 12,910	0.80%
Deposits	$ 1,371,101	$ 1,333,655	$ 37,446	2.81%
Net Loans	$ 1,005,375	$ 948,604	$ 56,771	5.98%
Net Income	$ 28,619	$ 29,776	$ (1,157)	(3.89%)
Income Before Tax	$ 39,001	$ 40,211	$ (1,210)	(3.01%)
Net Interest Income	$ 73,691	$ 69,794	$ 3,897	5.58%
Net Interest Margin	4.79%	4.71%	0.08%	1.70%
ROAA	1.74%	1.88%	(0.14%)	(7.45%)
ROAE	17.2%	23.4%	(6.2%)	(26.5%)
Book Value per Share	$ 30.14	$ 25.09	$ 5.05	20.13%
Diluted EPS	$ 4.80	$ 5.02	$ (0.22)	(4.38%)

PLUMAS BANCORP

2024 Financial Highlights – Five Year


Lassen County

Dollars in thousands (Except per share)	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20	%
Assets	$ 1,623,326	$ 1,610,416	$1,621,044	$1,614,074	$1,111,576	46.0%
Deposits	$ 1,371,101	$ 1,333,655	$1,457,809	$1,438,999	$ 973,974	40.8%
Net Loans	$ 1,005,375	$ 958,564	$ 911,949	$ 838,587	$ 709,246	41.8%
Loans held for sale	$ -	$ -	$ 2,301	$ 31,277	$ 693	(100%)
Nonperforming assets/total assets	0.27%	0.33%	0.07%	0.33%	0.27%	0.0%
Net Income	$ 28,619	$ 29,776	$ 26,444	$ 21,009	$ 14,475	97.7%
Net Interest Margin	4.79%	4.71%	3.82%	3.63%	4.02%	19.2%
Efficiency ratio	51.3%	46.6%	46.9%	46.8%	50.6%	1.4%
ROAA	1.74%	1.88%	1.61%	1.52%	1.43%	21.7%
ROAE	17.2%	23.4%	21.9%	17.8%	15.5%	11.0%
Book Value per Share	$ 30.14	$ 25.09	$ 20.34	$ 23.05	$ 19.33	55.9%
Diluted EPS	$ 4.80	$ 5.02	$ 4.47	$ 3.76	$ 2.77	73.3%



Lassen County

Recent Expansion Strategy



Apr '16
Opened LPO
Klamath Falls, OR
Jul '15
Purchased Rabo Bank's
Redding Branch
Announced: July '25
Acquiring Cornerstone
Community Bank, 4 branches
Oct '18
Purchased
Mutual of
Omaha Bank's
Carson City
Branch
Dec '15
Opened
Reno Branch
April '23
Opened Chico Branch
July '21
Acquired Bank
of Feather
River
Branch
Loan Production Office

PLUMAS BANCORP


Shasta County

Challenges

- Growth opportunities
- Leadership succession

Strengths

- Stable Leadership team
- Strong core deposits
- Low cost of funds
- Diversified loan portfolio
- Non-Interest Income streams
- Capital management
- Positioned for opportunity in disrupted environment

PLUMAS BANCORP



Washoe County

Recent Plumas Bancorp & Plumas Bank Performance Based Awards

PLUMAS BANCORP

- Bankers Cup – Recognizing the top 10% of Community Banks 2017-2023
  (publicly traded with assets between $500 million and $10 billion)
  By Raymond James & Associates
- Annual Bank Honor Roll 2022-2024
  (publicly traded with assets greater than $500 million)
  By Keefe, Bruyette & Woods, Inc.
- CB Top 10 – Recognizing the top 10% of Community Banks 2015-2024
  (community banks with assets between $1 billion and $5 billion)
  By CB Resource, Inc.
- 'Super Premier' Performing Bank 2015-2024
  (based on criteria such as capital adequacy, asset structure, growth, and more)
  By The Findley Reports
- Bison Select Financial Institution 2018 – 2024
  (publicly traded banks without formal sell-side coverage)
  By D.A. Davidson
- Best Performing Community Banks 2023
  (KBRA Analytics rating of C or higher)
  By Independent Community Bankers of America
- Top Performing Community Banks 2023
  (publicly traded with assets under $2 billion)
  By American Banker